SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

Securities and Exchange Act of 1934

January 15, 2003
Date of Report (Date of earliest event reported)

CENTER TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12588 (Commission File Number)	95-4444963 (IRS Employer Identification Number)

3500 Sepulveda Boulevard, Manhattan Beach, CA (Address of principal executive offices)		90266 (Zip Code)

(310) 546-4520
(Registrant’s telephone number, including area code)

N/A
(Former Name of Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     At a special meeting of stockholders held on January 15, 2003, the stockholders of Center Trust, Inc. approved the merger of MB Acquisition, Inc., a wholly owned subsidiary of Pan Pacific Retail Properties, Inc., with and into Center Trust. Center Trust expects the merger to be completed on January 17, 2003, subject to customary closing conditions.

     Center Trust’s press release, dated January 16, 2003, is included as Exhibit 99.1 to this Report and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Statement and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release, dated January 16, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER TRUST, INC.

Date: January 16, 2003	By:	/s/ EDWARD A. STOKX

Name: Edward A. Stokx Title: Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release, dated January 16, 2003.